                                                                    Exhibit 23.2




                          Independent Auditors' Consent



We consent to the incorporation by reference in this registration statement of BUCA, Inc. on Form S-8 of our report dated February 17, 1999 included in the BUCA, Inc. Prospectus dated April 20, 1999.


Minneapolis, Minnesota
May 11, 1999


                                         /s/ Deloitte & Touche LLP